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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):    October 22, 1997


                             FIRST DATA CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      1-11073                  47-0731996
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(State of other jurisdiction    (commission File Number)     (IRS Employer or
incorporation)                                              Identification No.)


401 Hackensack Avenue, Hackensack, New Jersey                      07601
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code            (201) 525-4700
                                                            ------------------

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(Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

On October 22, 1997, the Company released a press release which is attached as
Exhibit 99.1. The release announces the Company's 1997 third quarter and nine months year-to-date operating results. The release also makes certain "forward-looking" statements concerning the Company's outlook for the fourth quarter and the year and expects earnings for the year to be in the range of $1.51 - $1.56 per share.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST DATA CORPORATION

                                       By:  /s/ Thomas A. Rossi
                                            ------------------------------------
                                            Thomas A. Rossi
                                            Assistant Secretary

Dated:  October 22, 1997

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                                 EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION                                        PAGE
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99.1           First Data Corporation Reports Record 1997 Third     5
               Quarter and Nine Months Operating Performance

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